UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington D.C. 20549

FORM 8-K
CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 25, 2009

GLOBAL WEST RESOURCES, INC.
(Exact name of Registrant as specified in charter)

Nevada	000-52996	26-4238285
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification)

27651 La Paz Road, Suite A, Laguna Niguel, CA 92677 (Address of principal executive offices)(Zip Code) Registrant’s telephone number, including area code: (949) 599-1888

601 Union Street, Suite 4500, Seattle, WA 98101
(Former name and former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[___] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[___] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[___] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[___] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

FORM 8-K

Section 8 – Other Events

                 Item 8.01 Other Events.

On March 25, 2009, the Company requested and instructed their transfer agent to cancel four million seven hundred seventy seven thousand five hundred (4,777,500) shares of common stock (the “Shares”) which were previously issued and outstanding.  The Company’s transfer agent granted such request and cancelled the Shares and that amount of the Shares shall now be available for issuance by the Company

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                                                                          GLOBAL WEST RESOURCES, INC.
               (Company)

/s/          Michael McCarthy
 ________________________________
By: Michael McCarthy
Its: President, CEO
Date: March 25, 2009